SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2003

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                      000-29757               68-0255203
(State or other jurisdiction       (Commission File No.)      (IRS Employer
of incorporation or organization)                         Identification Number)

           300 Lakeside Drive, Suite 1500, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 238-4100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)



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ITEM 5. OTHER EVENTS

On November 6, 2003, Tim Child, vice president of engineering, and Hong Xia, vice president of product management and technical services employments terminated with the company.


Item 7. Financial Statements and Exhibits

(c) Exhibits.
    --------
The following exhibit is being furnished herewith:

EXHIBIT
NUMBER                                           DESCRIPTION
                                                 -----------

99.1                         Press Release dated November 7, 2003


Item 12.  Results of Operations and Financial Condition

On November 7, 2003, Versata, Inc. issued a press release announcing preliminary fourth quarter 2003 results. A copy of the press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VERSATA, INC.

Date:    November 7, 2003          By: /s/ Alan Baratz
                                       ---------------
                                           Alan Baratz
                                          Chief Executive Officer and President


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
------                           -----------
99.1                       Press Release dated November 7, 2003*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.